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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 30, 2005


                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                                                75-2590292
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-16699
                                   (Commission
                                  File Number)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (323) 582-9977

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective September 30, 2005, Steven E. Hartman voluntarily resigned from the board of directors of Overhill Farms, Inc. ("Company"). There was no disagreement between Mr. Hartman and the Company on any matter relating to the Company's operations, policies, practices or otherwise. The Company has no current plans to fill the vacancy prior to the next stockholders' meeting, at which time the Company plans to evaluate whether to seek qualified candidates for the position or reduce the size of its board of directors.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2005         OVERHILL FARMS, INC.

                                  By: /s/ John L. Steinbrun
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                                      John L. Steinbrun, Chief Financial Officer